UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 13, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

On April 10, 2020, Ferrellgas, L.P. and Ferrellgas Receivables, LLC, a wholly-owned subsidiary of Ferrellgas, L.P., amended the agreement governing their accounts receivable securitization facility by entering into an Amendment No. 9 (the “Amendment”) to the Receivables Purchase Agreement dated as of January 19, 2020 among Ferrellgas Receivables, LLC, Ferrellgas, L.P., Wells Fargo Bank, N.A., Fifth Third Bank, National Association and PNC Bank, National Association (as amended, the “Purchase Agreement”). The Amendment amended and restated the amortization event provided for in the Purchase Agreement related to the Senior Secured Leverage Ratio (as defined in the Purchase Agreement) of Ferrellgas, L.P. and its Restricted Subsidiaries (as defined in the Purchase Agreement) and the definition of “Consolidated Total Secured Debt” in the Purchase Agreement to, among other matters, provide that obligations with respect to cash collateralized letters of credit are excluded from Consolidated Total Secured Debt and, therefore, from the calculation of the Senior Secured Leverage Ratio, beginning with the fiscal quarter ended January 31, 2020. The Amendment also amended the Purchase Agreement to (i) increase the interest rate applicable margin by 0.5% and (ii) increase the interest rate floors for the alternate base rate and LIBOR by 1.0%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

On April 13, 2020, Ferrellgas, L.P. and Ferrellgas Finance Corp. (together, the “Issuers”) issued a press release announcing that they intend to offer $125 million aggregate principal amount of their 10.000% senior secured first lien notes due 2025 (the “Additional Notes”) in a private add-on offering to eligible purchasers (the “Add-on Offering”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The securities to be offered in the Add-on Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, absent such registration, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 9 to Receivables Purchase Agreement, dated as of April 10, 2020, among Ferrellgas Receivables, LLC, as seller, Ferrellgas, L.P., as servicer, Fifth Third Bank, National Association and PNC Bank, National Association, as purchasers, and Wells Fargo Bank, N.A., as administrative agent.

99.1 Press Release dated April 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 13, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

Date:	April 13, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 13, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS FINANCE CORP.

Date:	April 13, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director